EXHIBIT 10.35

                                LICENSE AGREEMENT

THIS AGREEMENT is entered into as of July 19, 2000 (hereinafter the "Effective Date"),

BETWEEN:

M.J. QUINLAN & ASSOCIATES PTY. LIMITED, a company incorporated under the laws of New South Wales, (hereinafter called "Quinlan"), its registered office is at 28/8-12 Waratah Street, Cronulla, N.S.W., 2230, Sydney, Australia.

AND

POORE BROTHERS, INC., a Delaware corporation, with its principal place of business at 3500 S. La Cometa Drive, Goodyear, AZ 85338, U.S.A., on behalf of itself and all existing and hereafter acquired or created subsidiaries or other business entities directly or indirectly controlled by Poore Brothers, Inc., (hereinafter collectively referred to as "Poore Brothers" or the "Licensee").

                                    PREAMBLE

WHEREAS:

A. Quinlan has been, is and will be engaged in the business of research and development to manufacture, process and package 3-dimensional hollow fried snack food products (hereinafter the "Product"), including without limitation a kangaroo-shaped Product. In conducting its business, Quinlan has and will acquire technical experience, know-how, skill and specialized knowledge and information, and has developed and acquired, and will develop and acquire production methods, computer programs, specifications, formulae, recipes, ideas, inventions, designs and improvements thereto in connection with the manufacturing, processing and packaging the Product (hereinafter "Know-How"), including without limitation the kangaroo-shaped Product.

B. Quinlan is, and will become, the owner of patent rights (including without limitation U.S. Letter Patent No. 5,268,187), design patent rights (including without limitation U.S. Design Patent Nos. D343,495 and D371,671), copyrights, trademark rights (including without limitation for "Jumpy's" if granted) and trade secret rights and improvements thereto in relation to the Product and to the Know-How (hereinafter collectively referred to as the "Intellectual Property").

C. Poore Brothers wishes to obtain a license from Quinlan to use the Intellectual Property and other intangible rights pertaining to the Product and the Know-How pertaining to the manufacturing, processing, packaging, marketing and promoting of the Product.

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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D.   Poore  Brothers  is  engaged  in the  manufacture  and  marketing  of  food
     products,   in  particular  snack  foods,  and  has  technical  experience, know-how, skill and specialised knowledge, information, production methods, specifications, formulae, recipes and designs, in particular but without limitation relative to the manufacture of Sheeted 2-D snack foods products, some of which is in common with the Know-How utilised to manufacture, process or package the Product.

IT IS HEREBY AGREED AS FOLLOWS:

                                   ARTICLE (1)

Paragraphs A through D of the above Preamble are parts of this Agreement and are meant to be enforceable and to create rights and duties to the same extent as any and all other provisions of this Agreement.


                                   ARTICLE (2)

                                     RIGHTS

1. Quinlan hereby grants to Poore Brothers an exclusive license (except as provided in Paragraph 3 immediately below) to use all Intellectual Property and Know-How to manufacture, process, package, market, promote and sell the Product in the United States of America including its territories, military bases and facilities and the Commonwealth of Puerto Rico (hereinafter collectively the "Territory") and to sublicense third parties to manufacture, process, package, market, promote, and sell the Product in the Territory.

2. For as long as this Agreement is in effect, Quinlan will not, directly or indirectly, grant a right to use the Intellectual Property or the Know-How to any other third party to manufacture, process, package, market, promote or sell Product within the Territory and will not itself manufacture, process, package, market, promote or sell Product in the Territory.

3. The Licensee agrees that it is not granted under this Agreement any rights to manufacture for sale to third parties, the specialized patented sheeting equipment claimed in US Letter Patent 5,268,187, the rights to which have been licensed to Heat and Control Pty. Ltd. of San Francisco, California.

4. To effect the transfer in useable form of the Know-How and Intellectual Property from Quinlan to Poore Brothers, Quinlan shall disclose to Poore Brothers, as soon as reasonably practicable after the Effective Date of this Agreement but in no event later than thirty (30) days after the effective date of this Agreement, all Know-How and Intellectual Property in

                                     - 2 -

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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     tangible form as would be reasonably  necessary for a person skilled in the snack food business to be able to manufacture, process, package, market, promote and sell 3-dimensional hollow fried snack food products.

5. Any modification or improvement by Quinlan to the Know-How or Intellectual Property made before the termination of this Agreement shall be included in the license to Poore Brothers without additional charge or fee due to Quinlan. Any modification or improvement by Poore Brothers to the Know-How or Intellectual Property, including without limitation any intellectual property rights to such modification or improvement, shall be owned by Poore Brothers. However, the use by Poore Brothers of any such modification or improvement shall not be used to reduce the Licensee's obligations under this Agreement to pay the fees and royalties as specified in Article 4.

6. Poore Brothers shall use reasonable commercial effort, consistent with Poore Brothers' business plans, to promote the sale of the Product in the Territory. Nothing in this Agreement or otherwise shall prevent Poore Brothers from manufacturing, processing, packaging, marketing, promoting or selling, for itself or any third party, anywhere in the world including the Territory, any snack food product other than the Product, even if such snack food product competes directly with the Product. However, Poore Brothers shall not sell the Product outside the Territory or to any person or entity that Poore Brothers knows to have the intention of reselling or otherwise distributing the Product outside the Territory without the express prior written permission of Quinlan.

                                   ARTICLE (3)

                               TECHNICAL SERVICES

To assist the Licensee, Quinlan will:

1. Provide the Licensee with written specifications for process machinery and will give the Licensee names and contact details of U.S.A. based equipment manufacturers and suppliers.

2. Where practicable, advise on the modification, adaptation and suitability of Licensee's existing plants and equipment to manufacture, process and package the Product.

3. Provide the Licensee in writing with raw material specifications and suitable U.S.A. based suppliers.

4. If requested by the Licensee and giving Quinlan reasonable notice, attend production trials and start up of production of the Product in the Licensee's Bluffton Plant subject to agreement by the Licensee to reimburse Quinlan's actual and reasonable costs and expenses in relation to this attendance. The length of Quinlan's attendance and of Poore Brothers' duty to reimburse Quinlan's actual and reasonable costs and expenses will be mutually agreed in writing by Poore Brothers and Quinlan.

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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5.   Promptly  inform  and  disclose  in  tangible  form  to  the  Licensee  all
     improvements,   additions,  alterations  and  modifications  which  it  may develop, learn or discover from time to time related to the Product, Know-How and Intellectual Property without payment by the Licensee of any further charges, fees or royalties.

6. The Licensee shall provide Quinlan with samples of the Product including the packaging from time to time upon written request for quality analysis and guidance in technical and marketing matters, but no more often than once in any three (3) month period.

                                   ARTICLE (4)

                               FEES AND ROYALTIES

1. In consideration of the obligations and services provided by Quinlan and the rights granted to the Licensee according to the terms of this Agreement, the Licensee shall pay to Quinlan fees and royalties as follows:

     A. Except as otherwise provided in paragraph 4 of Article 8, a royalty calculated as [*] of the Licensee's Net Sales of the Product to wholesalers, distributors or retailers (collectively "Trade"). In the case that the Licensee sells to an intermediate marketing or distribution company or the like wholly or partly owned or controlled by the Licensee, then the royalty shall be calculated based on the Net Sales of such company of the Product to the Trade.

     B.   "Net Sales" shall mean [*].

     C. Quinlan will be paid a technical fee of [*] per day (in addition to actual and reasonable related costs and expenses) for services and attendance at production trials and start-up of production of the Product as provided under Article 3, paragraph 4. However, any payments of daily fees by Licensee shall be credited against any royalties payable to Quinlan in the first full year after commencement of sales of Product.

2. The royalty fees shall be calculated, due and payable quarterly (every three (3) months). Payments shall be made within thirty (30) days after the end of each calendar quarter.

3. If any sum payable pursuant to this Agreement shall not have been paid to Quinlan by the due date, and unless the delay is due to or is a result of causes or reasons beyond the Licensee's control or command, the Licensee shall (without any prejudice to any other claims or remedies of Quinlan) pay interest thereon to Quinlan at a per annum rate two percent (2%) above the prime lending rate of Wells Fargo Bank, N.A., then prevailing. The interest is payable in respect of the period commencing on the due date of the payment and ending on the actual date of payment at the prevailing

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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     rates over this  period.  Any  exchange  rate loss  suffered  by Quinlan in
     Australian dollars as a result of the payment of royalties by Licensee more than sixty days after the due date for such payment, will be paid by the Licensee unless the delay is due to or is the result of causes or reasons beyond the Licensee's control or command.

4. Payments by Licensee hereunder shall be made by wire transfer to a bank account specified in writing by Quinlan to Licensee at least thirty (30) days before the due date of payment.

                                   ARTICLE (5)

                                     RECORDS

The Licensee shall keep accounts and provide Quinlan with a sales statement within thirty (30) days from the end of each calendar quarter (three (3) months) which statement shall indicate the information necessary to show how the royalty for such calendar quarter was calculated. Quinlan shall be entitled to have the accounts of the Licensee with respect of the Product examined by a certified public accountant acceptable to Poore Brothers during Poore Brothers normal business hours or at such other time agreed to by the parties and in such a manner so as not to adversely effect the conduct of Poore Brothers' business. The cost of the examination by the accountant will be paid by Quinlan unless the royalties paid by the Licensee are found to be more than 5% less than the amount due pursuant to the terms of this Agreement. But in no event shall Poore Brothers be obligated to pay any cost of such an examination in excess of the royalty amount found not to have been paid. If any such examination finds that Poore Brothers paid more royalties than were due, Poore Brothers shall get a credit against future royalty payments in the amount of such overpayment less the cost of the examination, which examination cost shall not exceed the credit for overpayment of royalties. Quinlan shall not have the right to demand an examination of Poore Brothers' accounts more than once in any twelve (12) month period.

                                   ARTICLE (6)

                 INTELLECTUAL PROPERTY RIGHTS & CONFIDENTIALITY

1. The Know-How and Intellectual Property together with all subsequent improvements thereto made by Quinlan and licensed to the Licensee shall remain the property of Quinlan at all times and may only be used by the Licensee in accordance with the terms of this Agreement and all rights thereto revert to Quinlan on expiration or lawful termination of this Agreement.

2. For the period set forth in Article (6), paragraph 5 below in so far as the Know-How and any Licensor trade secrets are not publicly known, the Licensee will not, without prior written agreement from Quinlan, intentionally divulge the Know-How, trade secrets or any part of it than

                                     - 5 -

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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     any third party or any of its related or associated  companies  outside the
     Territory other than its agents or representative who may have a need to know such information. Before disclosing any part of the Know-How or trade secrets to its agents or representatives, the Licensee will obtain a binding Confidential and Non Disclosure Agreement, in the same form as Exhibit A attached hereto, signed by such agents or representatives.

3. Notwithstanding the foregoing, the Licensee shall not be liable or responsible for the disclosure of Know-How that:

     A. Is or becomes known to the public other than by breach of any non-disclosure obligation of the Licensee;

     B.   Is rightfully received by the Licensee from a third party;

     C. Is demonstrated by the Licensee to have been developed independently of any Know-How furnished or disclosed by Quinlan;

     D. Can be demonstrated to have been legally in the possession of and known to the Licensee prior to March 24, 1999;

     E. Has been disclosed by Quinlan to a third party without restrictions on disclosure; or

     F. Is disclosed by the Licensee pursuant to an order or demand by a court or other governmental authority.

4. For the purpose of this Agreement, the Know-How or any part of the Know-How which is specific as to Quinlan's products, processes and equipment shall not be deemed to be within the public domain merely because it may be embraced by more general published or available information. In addition, any combination of features shall not be deemed to be within the public domain merely because individual features are published or available, but only if the combination itself and its principle of operation are published or available.

5. The Licensee's obligation with respect to confidentiality shall endure, subject to the provisions of Article 6, paragraph 3, as a continuing undertaking for a minimum period of ten (10) years from the Effective Date and thereafter for any remaining term of this Agreement and for three (3) years thereafter subject only to such general or limited written release that Quinlan may in its absolute discretion and from time to time give.

6. The provisions of this Article 6 regarding confidentiality of Quinlan's Know-How and trade secrets shall supercede and replace those contained in the Confidentiality Agreement of March 24, 1999, between Quinlan and Poore Brothers, and that Confidentiality Agreement shall have no further force and effect on the parties after the Effective Date.

                                     - 6 -

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   ARTICLE (7)

                           TRADE MARKS AND BRAND NAMES

1. Quinlan will file an application with the U.S. Trademark Office for registration of the marks "Jumpy's" kangaroo snack food shape and a graphical kangaroo design for snack foods. Poore Brothers will incorporate the graphical kangaroo design on the packaging for any kangaroo-shaped Product. The cost of such application and its prosecution through the U.S. Trademark Office will be paid exclusively by Quinlan.

2.   The  packaging  for  any  Product  shall   indicate  that  the  Product  is
     manufactured and marketed under a license from Quinlan and will note Quinlan's Patent and/or Trade Mark rights as required by U.S. law.

3. The Licensee may create, register in its name and use any brand name of its choosing under which the Product is to be marketed and sold; provided however, that on the expiration or lawful termination of this Agreement, the Licensee will within 120 days discontinue the use of this brand name in respect of marketing, promoting and selling the Product.

                                   ARTICLE (8)

                                    WARRANTY

1. Quinlan warrants in good faith that the Know-How to be supplied to the Licensee hereunder will enable the Licensee to manufacture, process and package the Product at a cost that will permit Poore Brothers to earn a reasonable profit as is customary in the trade.

2. Quinlan agrees to indemnify and hold harmless the Licensee (including its officers, directors, employees and agents) from and against any claims, actions or demands alleging that the Product (except any developed without Quinlan's involvement), Know-How or Intellectual Property infringe any intellectual property right of any third party; provided that the Licensee shall promptly notify Quinlan in writing of any such claim, action or demand, that Quinlan shall have full responsibility to control the settlement or litigation of any such claims, actions or demands, and that Licensee shall reasonably cooperate with Quinlan in the defense of any such claims, actions or demands; provided further that Quinlan shall not settle any such claim, action or demand on terms that would materially limit Poore Brothers' rights or ability to manufacture, process, package, market, promote or sell the Product or any other snack food product and to exploit and use without limitation the Intellectual Property and Know-How without Poore Brothers' prior written consent, obtained by Quinlan after full disclosure of all relevant facts to Poore Brothers. Quinlan shall reimburse

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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     Poore  Brothers'   reasonable  costs  and  expenses  actually  incurred  in
     cooperating with Quinlan as provided in this paragraph.

3. Quinlan warrants that it has, and as to any improvements or modifications will have, the unconditional right to grant the license rights (except as provided in Article 2, paragraph 3 above) provided Poore Brothers under this Agreement. Quinlan further warrants that it has granted no third party any rights inconsistent with or in derogation of the license rights provided to Poore Brothers under this Agreement.

4.   [*]

                                   ARTICLE (9)

                            DURATION AND TERMINATION

1. Subject to the parties' rights to terminate as set forth herein or otherwise provided by law, this Agreement shall take effect on the Effective Date and shall continue for a period of ten (10) years, and shall be extended automatically for additional period(s) of five (5) years each after the expiration of the initial ten (10) year period and each subsequent period unless the Licensee gives notice of termination at least six (6) months before expiration of the initial or any extension period.

2. If production or selling by Licensee of the Product ceases for any reason, except for reasons beyond the Licensee's control including, without limitation, acts of God, action or any order of a government, fire, flood, strike, supply problem, severe weather or war, for more than six (6) months in any continuous period, either party shall have the right to terminate this Agreement after giving sixty (60) days notice to the other party. If the Licensee has not commenced active sales and marketing of the Product before March 31, 2001, then Quinlan shall have the right to terminate this Agreement by giving sixty (60) days notice; provided, however, that this period shall be extended by the amount of time equivalent to the time of any delay caused, directly or indirectly, by Quinlan.

3. If Quinlan materially fails to fulfill its obligations under this Agreement, the Licensee is entitled to give ninety (90) days notice to remedy such a breach, and unless the breach is remedied within such period from receipt of the notice, the Licensee will continue to have the right to manufacture, process, package, market, promote and sell the Product and may withhold payment of further royalties accruing from date of the notice until the breach is remedied by Quinlan. After Quinlan remedies such default to Licensee's reasonable satisfaction, License will pay Quinlan any royalties withheld less any damages or lost profits suffered by Poore Brothers as a result of Quinlan's breach.

4. If the Licensee materially fails to fulfill its obligations under this Agreement, then Quinlan is entitled to give ninety (90) days notice to remedy such a breach, and unless the material breach is remedied within

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     such period from receiving the notice, Quinlan shall have the right to suspend performance of its obligations under Article (3) of this Agreement. However, the Licensee has the right to refer to arbitration Quinlan's claim of material breach according to the terms of this Agreement. Further, if the Licensee rectifies the breach and notifies Quinlan within sixty (60) days of suspension, Quinlan shall reinstate performance of its obligations under this Agreement and Quinlan's performance will then continue as if it had not been suspended. If after a total period of one hundred and fifty
     (150) days of receipt of notice, the material breach is not remedied by Licensee, Quinlan has the right to terminate this Agreement by giving Poore Brothers notice, provided that Quinlan shall not have the right to terminate this Agreement if an arbitration as provided herein is pending.

5. If a receiver shall be appointed for the whole or any material part of Licensee's assets used by Poore Brothers to manufacture Product, or if an order is entered by a court with jurisdiction over Licensee, or a resolution passed for winding up the Licensee, or the Licensee otherwise becomes subject to or takes advantage of the bankruptcy or insolvency laws applicable to it (unless the Licensee emerges from any such proceedings as a solvent corporation and undertakes with Quinlan to be bound by the terms of this Agreement) then this Agreement shall, if permitted by law, terminate upon notice to the Licensee from Quinlan.

6. The termination of this Agreement for whatever reason shall not effect the rights of Quinlan and the Licensee to seek payment of any fees or other payments then due. The termination of this Agreement shall not in any way prejudice or affect any obligation hereunder which by its terms is expressed to continue thereafter.

7. On the expiration or rightful termination of this Agreement as provided herein, the Licensee shall forthwith discontinue the use of the Know-How and Intellectual Property and the manufacture of the Product and deliver to Quinlan at its registered office free of charge all documents and copies thereof embodying or containing Know-How.

                                  ARTICLE (10)

                      INFRINGEMENT OF INTELLECTUAL PROPERTY

     In the event that at any time hereafter there shall not be pending in the Territory a suit by Quinlan against an infringer or misappropriator of any of the Intellectual Property based on infringement or misappropriation of such scale that if licensed on the terms imposed in this Agreement, the annual royalty returned to Quinlan would be at least Five Thousand Dollars ($5,000) per year, then if any person or company shall produce, market or sell products coming within the definition of Product, and if:

1. Poore Brothers shall give Quinlan written notice that such production, marketing or sale is an infringement or misappropriation of any of the Intellectual Property; and

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[*] = CERTAIN  CONFIDENTIAL  INFORMATION  CONTAINED IN THIS DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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2.   Poore  Brothers  shall  request in writing  that suit be brought  under the
     Intellectual Property so infringed or misappropriated against such person or company because of such infringement or misappropriation; and

3. Poore Brothers and Quinlan obtain an opinion from a mutually acceptable law firm in the Territory that such person or company is likely infringing or misappropriating any of the Intellectual Property; and

4. Quinlan fails to bring such suit for infringement or misappropriation of the Intellectual Property identified in the law firm's opinion or to obtain discontinuance of such infringement or misappropriation within one hundred twenty (120) days after receipt of Poore Brothers' request under subparagraph 2 above; and

5. Sales of such person or company of such products is of such volume as to produce, if licensed, royalties of at least Five Thousand Dollars ($5,000) per year, then, in such case, Poore Brothers shall be permanently relieved of the payment of royalties that would otherwise accrue from the time conditions 1-5 are all satisfied until the day Quinlan shall bring suit against the likely infringer or misappropriator or shall obtain discontinuance of said infringement or misappropriation. Failure to pay royalties pursuant to this Article shall not adversely affect any rights of Poore Brothers under this Agreement or provide a basis for Quinlan to exercise any rights otherwise available to it contrary to the interest of Poore Brothers under this Agreement.

                                  ARTICLE (11)

                                     NOTICES

Any notices given by either party in this Agreement shall be duly given if sent by (a) registered airmail or (b) reputable international overnight courier (with confirmation of receipt), to the other party at its address given in this Agreement or to such other address as may be indicated by one party to the other in writing in accordance with the terms of this Article 11. Any notices given by telex, facsimile or e-mail are not considered effective until confirmed by registered airmail or delivery by a reputable international overnight courier. Notices shall be deemed to have been received on the working day following the date on which the notice is delivered by registered airmail or internationally recognized express courier.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ARTICLE (12)

                                  MODIFICATIONS

No modifications of this Agreement shall be binding upon the parties hereto unless made in writing and signed by both parties.

                                  ARTICLE (13)

                                   ASSIGNMENT

This Agreement shall be binding upon and enure to the benefit of the successors and assigns of the parties. Notwithstanding the foregoing, the complete rights and obligations of a party (the "Assigning Party") may be assigned, without the consent of the other party, by the Assigning Party to any corporation which is or becomes a wholly owned subsidiary or parent of the Assigning Party, or which survives a merger in which the Assigning Party participates or to any corporation or other person or business entity which acquires all or substantially all of the assets of the Assigning Party; provided that the party to whom such assignment is made agrees to comply in full with the obligations of the Assigning Party hereunder.

                                  ARTICLE (14)

                                ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties and there are no representations, warranties or undertakings other than those expressly set forth herein.

                                  ARTICLE (15)

                          DISPUTE, LAW AND JURISDICTION

The Agreement shall be governed by and construed in accordance with the internal laws of the state of Arizona U.S.A. without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction to the rights and duties of the parties. Both parties shall try to settle any dispute or disagreement which may arise in connection with any interpretation(s) of this Agreement or the performance or non-performance thereof in good faith and mutual trust. Should they, however, fail to arrive at a mutually satisfactory settlement, resolution of any such dispute shall, at the request of either party, be determined by arbitration. The arbitration shall be conducted under the Commercial Arbitration rules of the American Arbitration Association then in effect except where modified in this Agreement. The arbitration shall be held in Phoenix, Arizona or such other location selected by the mutual agreement of the parties, and the language for arbitration shall be English. The matter will be resolved by a sole arbitrator selected by mutual agreement of the parties, or, if the parties cannot agree, by the American Arbitration Association as provided in its Commercial Rules. The award of the arbitrator shall be final and binding upon the parties and may be executed and enforced in any court having competent jurisdiction.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ARTICLE (16)

                                     TRAVEL

The Licensee shall pay business class air travel and reasonable hotel and meal expenses incurred by Quinlan in connection with this Agreement provided that Quinlan has obtained the Licensee's prior written agreement to such travel.

                                  ARTICLE (17)

                                  SEVERABILITY

If any provision of this Agreement is declared invalid or unenforceable by any lawful tribunal, then it shall be adjusted to conform to legal requirements of that tribunal and that modification shall automatically become a part of this Agreement. If no adjustment can be made, the provision shall be deleted as though never included in this Agreement and the remaining provisions of this Agreement shall remain in full force and effect unless such invalidity or unenforceability causes substantial deviation from the underlying intent of the parties expressed in this Agreement, in which case the parties shall replace the invalid or unenforceable provision with a valid and enforceable provision which corresponds as far as possible to the spirit and purpose of the invalid or unenforceable provision.

                                  ARTICLE (18)

                                     WAIVERS

No failure to exercise and no delay in exercising, on the part of either party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any further exercise thereof, or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  ARTICLE (19)

                                  COUNTERPARTS

This Agreement may be executed in any number of counterparts (including by telefacsimile), each of which when executed and delivered shall be an original, but which counterparts together shall constitute one and the same instrument.

In WITNESS  WHEREOF the parties  hereto have  hereunto set their hands and seals
SIGNED for and on behalf of         )
Poore Brothers, Inc.                )


signature                                              )
          -------------------------------------------

title                                                  )
      -----------------------------------------------


DATED THIS      day of                                 )
who warrants his authority          )
to sign this Agreement in           )
the presence of:                    )
                                            ------------------------------------
                                                           Witness

SIGNED for and on behalf of         )
M.J. Quinlan & Assoc Pty Ltd        )


signature                                              )
          -------------------------------------------

title                                                  )
      -----------------------------------------------


DATED THIS      day of                                 )
who warrants his authority          )
to sign this Agreement in           )
the presence of:                    )
                                            ------------------------------------
                                                           Witness

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                       EXHIBIT A

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

     WHEREAS M.J. Quinlan & Associates Pty. Limited, a company incorporated under the laws of New South Wales ("Licensor"), has entered into a License Agreement dated as of July ____, 2000 (the"License Agreement"), with Poore Brothers, Inc. ("Licensee"), pursuant to which Licensor granted a license to Licensee to use certain confidential and proprietary information owned by Licensor relating to the manufacture, processing, packaging, marketing, promoting and sale of 3-dimensional hollow fried snack food products (hereinafter "Know-How"); and

     WHEREAS, it is necessary for Licensee, in furtherance of Licensee's business, to disclose such Know-How and related trade secrets to the undersigned party;

     NOW, THEREFORE, the undersigned party acknowledges and agrees as follows:

     1. The undersigned party agrees to keep all Know-How and trade secrets regarding Know-How received from Licensee in strict confidence and shall not disclose them to any third party and shall not use them for any purpose other than as authorized by Licensee.

     2. Upon request by Licensee, the undersigned party agrees promptly to return to Licensee all materials received from Licensee that contain any Know-How and related trade secrets.

     3. This agreement imposes no obligation upon the undersigned party with respect to any Know-How or related trade secrets that (a) were in the possession of, or were rightfully known by the undersigned party without an obligation to maintain their confidentiality prior to receipt from Licensee; (b) are or become generally known to the public without violation of this agreement; (c) are obtained by the undersigned party in good faith from a third party having the right to disclose them without an obligation of confidentiality; (d) are independently developed by the undersigned party without the participation of individuals who have had access to the Know-How or related trade secrets; or (e) are required to be disclosed by court order.


DATE:                                By:
      --------------------------        ----------------------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SEC RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.